Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	141,267.51
Total Transaction Valuation	1,022,936,334.00
Total Offset Amount	0.00
Net Fee	$ 141,267.51